UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 16, 2021

SC Health Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-38972	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Robinson Road #10-00 Singapore	068900
(Address of principal executive offices)	(Zip Code)

+65 6438 1080
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one half of one warrant	SCPE.U	New York Stock Exchange LLC
Class A ordinary shares, par value $0.0001 per share	SCPE	New York Stock Exchange LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SCPE WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) is being filed to (1) correct the aggregate redemption amount and the balance in the Company’s trust account following such redemption reported in the third paragraph of Item 5.07 of the Current Report on Form 8-K filed on April 14, 2021, as amended by the amendment to the Current Report on Form 8-K filed on April 15, 2021 (the “Original Filing”) and (2) to include Exhibit 3.1 hereto.

The Original Filing reported the aggregate redemption amount as approximately $80,711,908 million, and the balance in the Company’s trust account following such redemption as approximately $93,835,584 million. Such amounts are being amended to report the aggregate redemption amount as approximately $80,711,908, and the balance in the Company’s trust account following such redemption as approximately $93,835,584.

This Amendment amends and restates the third paragraph of Item 5.07 in its entirety and includes Exhibit 3.1 hereto, and does not otherwise amend, update, or change any other disclosures contained in the Original Filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

In connection with the vote to approve the Extension Proposal, the holders of 7,975,485 Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.12 per share, for an aggregate redemption amount of approximately $80,711,908. As such, approximately 46.23% of the Class A ordinary shares were redeemed and approximately 53.77% of the Class A ordinary shares remain outstanding. After the satisfaction of such redemptions, the balance in the Company’s trust account will be approximately $93,835,584.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Minutes of the Extraordinary General Meeting of the Company to amend the Amended and Restated Memorandum and Articles of Association of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SC Health Corporation

Date: April 16, 2021	By:	/s/ Angelo John Coloma
	Name:	Angelo John Coloma
	Title:	Chief Executive Officer